UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 4, 2018

TWINLAB CONSOLIDATED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-55181	46-3951742
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4800 T-Rex Avenue, Suite 305, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(561) 443-5301

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

Macatawa Bank

On December 4, 2018, Twinlab Consolidated Holdings, Inc. (the "Company"), entered into a Term Loan Note and Agreement (the "Term Loan") in favor of Macatawa Bank (the "Lender"). Pursuant to the Term Loan, the Lender loaned the Company $15,000,000. The Term Loan matures on November 30, 2020. The Term Loan accrues interest at the interest rate equivalent to the one month LIBOR Rate plus 1.00% (the interest rate will not be less than 2.50%) and is payable monthly on the 1st day of each month beginning January 1, 2019. After the maturity date or upon the occurrence or continuation of an event of default, the unpaid principal balance shall bear interest at the interest rate of the note plus 3.00%.

In connection with the Term Loan, 463IP Partners, LLC (the "Guarantor") has entered into a Limited Guaranty, dated as of December 4, 2018, in favor of the Lender (the "Limited Guaranty") pursuant to which it has agreed to guarantee prompt payment when due and at all times in the future of any and all indebtedness under the Term Loan and any and all renewals of the Term Loan and all interest accrued on such indebtedness limited to $15,000,000 plus any accrued interest.

Mr. Mark Bugge, a member of the Company’s Board of Directors, is also a member of the Board of Directors of the Lender. Two other members of the Company’s Board of Directors, Mr. B. Thomas Golisano and Mr. David L. Van Andel, are the owners and principals of the Guarantor. Furthermore, Mr. Van Andel, through his interest in a trust, holds an indirect limited partnership interest in White Bay Capital, LLLP, which has an ownership interest of greater than 10% in the Lender.

The forgoing descriptions of the Term Loan and the Limited Guaranty are qualified in their entirety by reference to the full text of such documents, which documents will be filed as exhibits to the Company’s Form 10-K for the year ending December 31, 2018.

Midcap Funding X Trust

As previously reported by the Company, the Company and its direct and indirect wholly owned subsidiaries, Twinlab Consolidation Corporation ("TCC"), Twinlab Holdings, Inc. ("THI"), Twinlab Corporation ("Twinlab"), ISI Brands Inc. ("ISI"), NutraScience Labs, Inc. ("NSL"), NutraScience Labs IP Corporation ("NSLIP"), Organic Holdings LLC ("Organic"), Reserve Life Organics, LLC ("Reserve"), Resvitale, LLC ("Resvitale"), Re-Body, LLC ("Re-Body"), Innovitamin Organics, LLC ("Innovitamin"), Organics Management LLC ("Organics Mgmt."), Cocoawell, LLC ("Cocoawell"), Fembody, LLC ("Fembody"), Reserve Life Nutrition, L.L.C. ("Reserve Life"), Innovita Speciality Distribution, LLC ("Innovita") and Joie Essance, LLC ("Joie" and with the Company, TCC, THI, Twinlab, ISI, NSL, NSLIP, Organic, Reserve, Resvitale, Re-Body, Innovitamin, Organics Mgmt., Cocoawell, Fembody, Reserve Life and Innovita, collectively, the "Twinlab Companies"), entered into a Credit and Security Agreement, dated January 22, 2015, with MidCap Financial Trust ("MidCap Trust"), with respect to which Credit and Security Agreement and all related agreements MidCap Trust immediately thereafter assigned all of its rights and interests to MidCap Funding X Trust ("MidCap"), an affiliate of MidCap Trust (as so assigned and subsequently amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Consent, dated as of February 4, 2015, that certain Amendment No. 2 to Credit Agreement and Limited Consent dated as of April 7, 2015, that certain Amendment No. 3 to Credit and Security Agreement and Limited Consent dated as of April 30, 2015, that certain Amendment No. 4 to Credit and Security Agreement and Limited Waiver dated as of June 30, 2015, that certain Amendment No. 5 to Credit and Security Agreement and Limited Consent, dated as of June 30, 2015, that certain Amendment No. 6 to Credit and Security Agreement, Limited Consent and Limited Waiver dated as of September 9, 2015, that certain Amendment No. 7 and Joinder Agreement to Credit and Security Agreement dated as of October 5, 2015, that certain Amendment No. 8 to Credit and Security Agreement dated as of January 28, 2016, that certain Amendment No. 9 to Credit and Security Agreement, dated as of April 5, 2016, that certain Amendment No. 10 to Credit and Security Agreement dated as of August 11, 2016, that certain Amendment No. 11 to Credit and Security Agreement dated as of September 1, 2016, that certain Amendment No. 12 to Credit and Security Agreement dated as of December 2, 2016, that certain Amendment No. 13 to Credit and Security Agreement dated as of August 30, 2017 and that certain Amendment No. 14 to Credit and Security Agreement dated as of March 22, 2018 (the "Credit Agreement").

On December 4, 2018, the Twinlab Companies and MidCap entered into Amendment No. 15 to Credit and Security Agreement (the "MidCap Fifteenth Amendment"). The MidCap Fifteenth Amendment added and amended certain defined terms to recognize the Term Loan as permitted debt, and specifically as permitted subordinated debt.

The foregoing description of the MidCap Fifteenth Amendment is qualified in its entirety by reference to the full text of such document, which document will be filed as an exhibit to the Company’s Form 10-K for the year ending December 31, 2018.

Golisano Holdings LLC

The Twinlab Companies entered into the Fourteenth Amendment to the Note and Warrant Purchase Agreement, dated as of December 4, 2018, by and among the Twinlab Companies and Golisano Holdings LLC ("Golisano"), as successor by assignment to JL-Mezz Utah, LLC f/k/a JL-BBNC Mezz Utah, LLC to the original Note and Warrant Purchase Agreement, dated as of January 22, 2015, as amended from time to time (the "Fourteenth Amendment"). The Fourteenth Amendment added and amended certain defined terms and other provisions to recognize the Term Loan as permitted debt.

The Twinlab Companies entered into the Fifteenth Amendment to Note and Warrant Purchase Agreement, dated as of December 4, 2018, by and among the Twinlab Companies and Golisano, as successor by assignment to Penta Mezzanine SBIC Fund I, L.P. to the original Note and Warrant Purchase Agreement, dated as of November 13, 2014, as amended from time to time (the "Fifteenth Amendment"). The Fifteenth Amendment added and amended certain defined terms and other provisions to recognize the Term Loan as permitted debt.

Mr. B. Thomas Golisano, a member of the Company’s Board of Directors, is the owner and principal of Golisano Holdings LLC.

The forgoing descriptions of the Fourteenth Amendment and the Fifteenth Amendment are qualified in their entirety by reference to the full text of such documents, which documents will be filed as exhibits to the Company’s Form 10-K for the year ending December 31, 2018.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the Term Loan is hereby incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWINLAB CONSOLIDATED HOLDINGS, INC.

Date: December 11, 2018	By:	/s/ Anthony Zolezzi
Anthony Zolezzi
Chief Executive Officer, President and Director